UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 23, 2026

iBio, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35023	26-2797813
(Commission File Number)	(IRS Employer Identification No.)

11750 Sorrento Valley Road, Suite 200

San Diego, California 92121

(Address of principal executive offices and zip code)

(979) 446-0027

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IBIO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.       Entry Into a Material Definitive Agreement.

On February 27, 2026, iBio, Inc., a Delaware corporation (the “Company”), entered into an Open Market Sale AgreementSM (the “ATM Agreement”) with Jefferies LLC (“Jefferies”) providing for the sale by the Company of its shares of common stock, par value $0.001 per share (the “Common Stock”), from time to time, through or to Jefferies in an at-the-market offering program as set forth in the ATM Agreement.

Offers and sales of shares of Common Stock by the Company, if any, under the ATM Agreement, will be made pursuant to Company’s shelf registration statement on Form S-3 (File No. 333-293864), filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2026 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), when declared effective, and the ATM prospectus included therein related to the offer and sale of up to $100,000,000 of shares of Common Stock. The Company makes no assurances as to whether the Registration Statement will become effective or, if it does become effective, as to the continued effectiveness of the Registration Statement.

Pursuant to the ATM Agreement, the Company will set the parameters for the sale of shares of Common Stock, including the number of shares of Common Stock to be issued, the time period during which sales are requested to be made, limitation on the number of shares that may be sold in any one trading day and any minimum price below which sales may not be made. Subject to the terms and conditions of the ATM Agreement, Jefferies may sell the shares by any method deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act, including sales made directly on the Nasdaq Capital Market or on any other existing trading market for the Common Stock, or in a block transaction. In addition, with the Company’s prior approval, Jefferies may also sell shares in privately negotiated transactions in compliance with any applicable rules of the Nasdaq Stock Market.

Upon delivery of a placement notice and subject to the terms and conditions of the ATM Agreement, Jefferies will use its commercially reasonable efforts, consistent with its normal sales and trading practices, to sell shares of Common Stock from time to time based upon the Company’s instructions. The Company has no obligation to sell any shares of Common Stock under the ATM Agreement and may at any time suspend solicitation and offers under the ATM Agreement. Jefferies is not required to sell any specific number or dollar amount of securities and is not obligated to purchase any shares of Common Stock on a principal basis pursuant to the ATM Agreement.

The ATM Agreement provides that the Company will pay Jefferies a commission for its services in acting as agent of up to 3.0% of the gross proceeds from the sale of shares of Common Stock pursuant to the ATM Agreement. The Company has agreed to provide Jefferies and certain of its affiliates with customary indemnification and contribution rights, including for liabilities under the Securities Act. The Company also agreed to reimburse Jefferies for certain specified expenses in connection with entering into the ATM Agreement, including the reasonable fees and disbursements of Jefferies’ counsel up to $100,000 plus, during the term of the ATM Agreement, excluding any period during which a suspension is in effect, (i) an additional $25,000 in connection with the Company’s filing with the SEC of an Annual Report on Form 10-K, and (ii) $15,000 in connection with the filing with the SEC of: (a) an additional prospectus supplement or amendment or supplement to the Registration Statement; (b) a Quarterly Report on Form 10-Q; and (c) a Current Report on Form 8-K that contains certain financial information. The ATM Agreement contains customary representations and warranties and conditions to the placements of shares of Common Stock pursuant thereto. The obligation of Jefferies to sell shares under the ATM Agreement is subject to satisfaction of certain conditions, including the effectiveness of the Registration Statement and other customary closing conditions.

The offering of shares of Common Stock pursuant to the ATM Agreement will terminate upon the earlier of (i) the sale of all shares of Common Stock subject to the ATM Agreement, or (ii) termination of the ATM Agreement as permitted therein by the Company or Jefferies.

The foregoing description of the ATM Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 1.02.       Termination of a Material Definitive Agreement.

On February 23, 2026, the Company provided notice terminating the At Market Issuance Sales Agreement (the “Prior ATM Agreement”), dated July 3, 2024, between the Company and Chardan Capital Markets, LLC and Craig-Hallum Capital Group LLC. Accordingly, with the termination of the Prior ATM Agreement, the Company also terminated its “at-the-market” offering of shares of Common Stock conducted pursuant to the Company’s prospectus, dated July 3, 2024 (the “Prior ATM Prospectus”), relating to relating to the at-the-market offering of shares of Common Stock having an aggregate offering price of up to $7,350,000, filed with the SEC as part of the registration statement on Form S-3 (File No. 333-280680), initially filed on July 3, 2024, as amended on July 25, 2024. Following such termination, no further offerings or sales of Common Stock will be conducted under the Prior ATM Agreement or the Prior ATM Prospectus.

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
1.1	Open Market Sale AgreementSM, dated February 27, 2026, by and between the Company and Jefferies LLC (Incorporated herein by reference to Exhibit Number 1.1 to the Company’s registration statement on Form S-3 (File No. 333-293864, as filed with the Securities and Exchange Commission on February 27, 2026)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2026	IBIO, INC.

	By:	/s/ Marc A. Banjak
Name: Marc A. Banjak
Title: Chief Legal Officer